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                                   Exhibit 21

                               GREATER BAY BANCORP
                           ANNUAL REPORT ON FORM 10-K

                         SUBISDIARIES OF THE REGISTRANT

     Greater Bay Bancorp owns 100% of the outstanding voting securities of the following corporations, either directly or indirectly, all of which are included in Greater Bay Bancorp's consolidated financial statements.

         Name                                     Jurisdiction of Incorporation
         ----                                     -----------------------------

Direct Subsidiaries:

Bank of Petaluma                                  California
Bank of Santa Clara                               California
Bay Area Bank                                     California
Bay Bank of Commerce                              California
Coast Commercial Bank                             California
Cupertino National Bank                           United States
GBBK Corp.                                        California
Golden Gate Bank                                  California
Matsco Lease Finance, Inc. II                     Delaware
Matsco Lease Finance, Inc. III                    Delaware
Mid-Peninsula Bank                                California
Mt. Diablo National Bank                          United States
Peninsula Bank of Commerce                        California
Pacific Business Funding Corporation              California
San Jose National Bank                            United States
GBB Capital I                                     Delaware
GBB Capital II                                    Delaware
GBB Capital III                                   Delaware
GBB Capital IV                                    Delaware
GBB Capital V                                     Delaware
GBB Capital VI                                    Delaware

Indirect Subsidiaries:

Bay Commerce Capital LLC                          California
Cupertino Capital LLC                             California
CNB Investment Trust I                            Maryland
CNB Investment Trust II                           Maryland
Epic Funding Corporation                          California
Mid- Peninsula Capital LLC                        California
Peninsula Real Estate Corporation                 California

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Petaluma Capital LLC                              California
Redwood Capital LLC                               California
Santa Clara Capital LLC                           California
Santa Cruz Capital LLC                            California